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                                                                     EXHIBIT 4.1

                                    [LOGO]
Class A COMMON STOCK                                    Class A COMMON STOCK
       NUMBER                                                      SHARES


    BOX                                                            BOX

INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
     THE STATE OF DELAWARE                               CERTAIN DEFINITIONS


                                                          CUSIP 371559 10 5

                             Genesee & Wyoming Inc


                                      Box

                              This Certifies That
                                is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF


                             Genesee & Wyoming Inc.


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(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corportion and the facsimile signatures of its duly authorized officers.

Dated:



Mark W. Hastings                                     Mortimer B. Fuller,III
Treasurer and Chief                                  President and Chief
Financial Officer                  Seal              Executive Officer


Countersigned and Registered

By THE FIRST NATIONAL BANK OF BOSTON

   Transfer Agent and Registrar


   Authorized Signature
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                            Genesee & Wynoming Inc

   The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT____________
                                                                  (Cust)
TEN ENT - as tenants by the entireties          Custodian_____________________
                                                             (Minor)
JT TEN  - as joint tenants with                Under Uniform Gifts to Minors
          right of survivorship and             Act__________________________
          not as tenants in common                         (State)

                                      UNIF TRF MIN ACT_______________________
                                                            (Cust)
                                      Custodian (until age___________________)
                                      _________________under Uniform Transfers
                                           (Minor)
                                      To Minors Act___________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list


FOR VALUE RECEIVED,___________________________hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


BOX
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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- --------------------------------------------------------------------------Shares

of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney

to transfer the said shares of Class A Common Stock on the books of the within named Corporation with full power of substitution.

Dated________________________________


                            X__________________________________________________

                            X__________________________________________________
                            NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                            FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:


BY
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15